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                                                                  EXHIBIT 10.10

                               GUARANTY AGREEMENT



      WHEREAS, Candlewood Wichita Northeast, L.L.C., a Kansas limited liability company ("Borrower"), is or may become indebted to NationsBank of Texas, N.A., a national banking association ("Lender"), and Lender is not willing to forbear or to extend credit to Borrower without this Guaranty Agreement (this "Guaranty"); and

      WHEREAS, unless defined herein or indicated otherwise, all capitalized terms herein are defined in that certain Term Loan Agreement (as amended from time to time, the "Loan Agreement") dated October 15, 1996, by and between Lender and Borrower, and are used herein as so defined.

      THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, the undersigned, Candlewood Hotel Company, Inc., a Delaware corporation ("Guarantor"), hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the "Guaranteed Obligation"), this Guaranty being upon the following terms and conditions:

1. Guaranty of Payment; Limitation of Liability for Principal Payment. Guarantor hereby unconditionally guarantees to Lender the payment, as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, and at all times thereafter, of all principal, interest, fees, costs, expenses, indemnification indebtedness (including, without limitation, indebtedness arising pursuant to the indemnities contained in Section 6.21 of the Loan Agreement) and other sums of money now or hereafter due and owing pursuant to the terms of that certain Promissory Note (the "Note") of even date with the Loan Agreement, executed by Borrower payable to the order of Lender in the principal face amount of Three Million and No/100 Dollars ($3,000,000.00), or pursuant to the terms of the Loan Agreement, the Mortgage or any other of the Loan Documents now or hereafter existing, and all renewals, extensions, refinancings, modifications or amendments of such indebtedness or any part thereof and any other obligations at any time owing, whether now existing or hereafter arising, of any Future Borrower to Lender in connection with any Future Loan (herein collectively called the "Indebtedness"). This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this Section is a guaranty of payment and not of collection.

2. Guaranty of Performance. Guarantor additionally hereby unconditionally guarantees to Lender the timely performance of all other obligations of Borrower under all of the Loan Documents.

3. Primary Liability of Guarantor. This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. In the event of default by Borrower in payment or performance of the Guaranteed Obligation, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, pay the amount pursuant to
Section 1 hereof to Lender or perform or observe the agreement, covenant, term or condition, as the case may be, and it shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness or for such performance, to enforce its rights against any security which shall ever have been given to secure such indebtedness or performance, to join Borrower or any others liable on the Guaranteed Obligation in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 1
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of the Guaranteed Obligation. Suit may be brought or demand may be made against all parties who have signed this Guaranty, or against any one or more of them, separately or together, without impairing the rights of Lender against any other party hereto. At any time Lender is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full.

4. Certain Agreements and Waivers by Guarantor. Guarantor hereby agrees that neither Lender's rights and remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following:

            (a) any limitation of liability or recourse in any other Loan Document;

            (b) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligation;

            (c) any release, surrender, exchange, subordination, deterioration, waste, impairment or loss of, or any failure to create or perfect, any lien or security interest with respect to any security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligation;

            (d) any partial release of the liability of Guarantor hereunder, or if there is more than one person signing this Guaranty, the complete or partial release of any one or more of them hereunder;

            (e) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, change of form and/or name, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower, any of the undersigned, or any party at any time liable for the payment or performance of any or all of the Guaranteed Obligation, whether now existing or hereafter occurring;

            (f) renewal, extension, modification or rearrangement of the payment or performance of any or all of the Guaranteed Obligation, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to Borrower or Guarantor from time to time;

            (g) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection or enforcement of any of the Guaranteed Obligation or to foreclose or take or prosecute any action to foreclose upon any security therefor or to take or prosecute any action in connection with any Loan Document;

            (h) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification or assignment of the Guaranteed Obligation or any part thereof, or of any Loan Document, or of any release of or change in any security or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligation;

            (i) the unenforceability of all or any part of the Guaranteed Obligation against Borrower, whether because the Guaranteed Obligation exceeds the amount permitted by law or violates any usury law, the act of creating the Guaranteed Obligation, or any part thereof, is ultra vires, the officers or persons creating same acted in excess of their authority, Borrower has any valid defense, claim or offset with respect thereto, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligation, or any part thereof, for any reason; or


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 2
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            (j) any payment by Borrower to Lender is held to constitute a preference under the bankruptcy laws or if for any other reason Lender is required to refund such payment or pay the amount thereof to someone else.

It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligation or all amounts required to be paid by Guarantor under this Guaranty are fully and finally paid and performed, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

5. Subordination; Subrogation. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

            (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligation and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligation. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by any party hereunder, Guarantor hereby permanently and irrevocably waives any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligation;

            (b) after the occurrence of a default (whether or not declared) under any of the Loan Documents, Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligation has been fully and finally paid and performed;

            (c) Guarantor hereby assigns to Lender and grants to Lender a security interest, as security for the Guaranteed Obligation, in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Loan Documents), dividends and payments which are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligation has been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution which is prohibited as provided above in this Section 5, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

            (d) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of it rights under this Section , including but not limited to execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

Nothing herein contained shall operate as a release or discharge, in whole or in part, of any claim of Guarantor against Borrower, by subrogation or otherwise, by reason of any act done or payment made by Guarantor pursuant to the provisions of this Guaranty; but all such claims, including claims for any indebtedness of Borrower to Guarantor, whether now existing or


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 3
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hereafter arising, shall be subordinate to the Guaranteed Obligation and the liens, security interests and rights of Lender under the Loan Documents.

6. Other Liability of Guarantor or Borrower. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. If Borrower is or becomes indebted to Lender for other than the Indebtedness, any payment received or recovery realized upon any indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Indebtedness or specifically required by law or agreement of Lender to be applied to the Indebtedness, in Lender's sole discretion be applied upon indebtedness of Borrower to Lender other than the Indebtedness.

7. Lender Assigns. This Guaranty is for the benefit of Lender and Lender's successors and assigns, and in the event of an assignment of the Indebtedness or any part thereof, the rights and benefits hereunder, to the extent applicable to the Indebtedness so assigned, may be transferred with such Indebtedness. Guarantor waives notice of any transfer or assignment of the Indebtedness, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

8. Binding Effect. This Guaranty is binding not only on Guarantor, but on Guarantor's respective estates, heirs, personal representatives, successors and assigns. Upon the death of any of the undersigned, this Guaranty shall continue against his estate and against all survivors among the undersigned as to all of the Guaranteed Obligations, including that portion incurred or arising after such death. If this Guaranty is signed by more than one person, then all of the obligations of Guarantor arising herein shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term "Guarantor" shall mean all such persons and each of them individually. Words importing persons herein shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

9. Governing Law; Forum. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW, AND IS INTENDED TO BE PERFORMED IN ACCORDANCE WITH, AND ONLY TO THE EXTENT PERMITTED BY, SUCH LAWS. ALL OBLIGATIONS OF GUARANTOR HEREUNDER ARE PAYABLE AND PERFORMABLE AT THE PLACE WHERE THE GUARANTEED OBLIGATION IS PAYABLE AND PERFORMABLE. GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY FOR GUARANTOR AND IN RESPECT OF GUARANTOR'S PROPERTY TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN THE CITY OF DALLAS, TEXAS, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE INDEBTEDNESS. GUARANTOR HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY TEXAS STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN THE CITY OF DALLAS, TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT GUARANTOR'S ADDRESS STATED IN THIS GUARANTY, OR AT A SUBSEQUENT ADDRESS OF WHICH LENDER RECEIVED ACTUAL NOTICE FROM GUARANTOR IN ACCORDANCE WITH THIS GUARANTY, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

10. Invalid Provisions. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 4
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11. Attorneys Fees and Costs of Collection. Guarantor shall pay on demand the reasonable attorney's fees and all other costs and expenses which may be incurred by Lender in the enforcement of or preservation of Lender's rights under this Guaranty, which covenant shall survive any payment or discharge in full of the Indebtedness.

12. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

13. Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligation constitutes interest in excess of the maximum amount of interest which Guarantor (in such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

14. Warranties and Representations of Guarantor. Guarantor hereby represents and warrants that (a) Guarantor will be immediately prior to the registered offering of the sale of its shares of stock under the Securities Act of 1933, as amended, the owner of a direct or indirect interest in, and is now under common ownership with, Borrower and that this Guaranty may reasonably be expected to benefit Guarantor, in an amount not less than the amount guaranteed hereunder; (b) Guarantor is a corporation, duly organized and validly existing and in good standing under the laws of the state of its organization; (c) this Guaranty is duly authorized, is valid and is binding upon Guarantor; (d) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or provide cause for acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (e) except as expressly disclosed in writing to Lender, there is no action, suit or proceeding pending or to the knowledge of Guarantor threatened before or by any court or governmental authority against or affecting Guarantor which constitutes a Material Adverse Effect; (f) all financial statements and information heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately in all material respects present the financial condition of Guarantor as of the dates therein, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no Material Adverse Effect has occurred with respect to the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (g) after giving effect to this Guaranty, Guarantor is solvent; (h) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower, or any change therein; and (i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligation in full, subject to Section 1 hereof, without assistance or support from Borrower or any other party. Guarantor's representations and warranties are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, or any security for the Indebtedness.

15. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex, or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 5
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16. Cumulative Rights, etc. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligation, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise, discontinuance of the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor, or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose and shall not constitute consent or approval in any other instance or for any other purpose. No notice to nor demand on Guarantor, in any case shall of itself entitle Guarantor, to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty nor any right, remedy or recourse of Lender with respect hereto, nor any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically by a writing intended for that purpose (referring specifically to this Guaranty) executed by Lender.

17. Term of Guaranty. This Guaranty shall continue in full force and effect until Guarantor has fully and finally paid all amounts (including, without limitation, the Indebtedness described in Section 1 hereof) and performed all obligations (including, without limitation, all obligations described in Section 2 hereof) required to be paid or performed by Guarantor under this Guaranty. Notwithstanding anything to the contrary contained in this Section or elsewhere in this Guaranty or in any other Loan Document, (a) if pursuant to any bankruptcy, insolvency or other debtor relief law or any order or decision thereunder Lender must rescind or restore any payment or part thereof received by Lender in satisfaction of the Indebtedness or any part thereof, the term "Indebtedness" as used herein includes such payment to the extent rescinded or restored, and, to the extent of the payment rescinded or restored, any prior return, cancellation, release or discharge by Lender of this Guaranty or of Guarantor shall be without effect and this Guaranty shall remain in full force and effect notwithstanding such return, cancellation, release or discharge, and
(b) if any indemnification indebtedness is incurred pursuant to any indemnity contained in any Loan Document (including, without limitation, Section 6.21 of the Loan Agreement), the term "Indebtedness" as used herein includes such indemnification indebtedness, and, to the extent of such indemnification indebtedness, any prior return, cancellation, release or discharge by Lender of this Guaranty or of Guarantor shall be without effect and this Guaranty shall remain in full force and effect notwithstanding such return, cancellation, release or discharge.

18. Financial Statements. Guarantor shall furnish to Lender a balance sheet (including disclosure of all contingent liabilities) and an income statement of Guarantor, for each fiscal year of Guarantor as soon as reasonably practicable, but in any event within one hundred twenty (120) days after the end of such fiscal year. Each such financial statement shall be certified in writing as true and correct in all material respects by Guarantor (or if Guarantor is a legal entity, by a shareholder or other representative of Guarantor acceptable to Lender) and audited by an independent third party certified public accountant acceptable to Lender. Guarantor shall also furnish to Lender, as soon as reasonably practicable, but in any event within thirty (30) days after the filing of such with the Securities Exchange Commission, Guarantor's 10Q and 10K financial reports.

19. Participations. Guarantor acknowledges and agrees that Lender may from time to time sell or offer to sell participations in the loan evidenced by the Note to one or more participants. Guarantor hereby authorizes Lender to provide to any such participant or prospective participant such information as Lender has from time to time pertaining to the Indebtedness or this


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 6
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Guaranty, including but not limited to credit information on Borrower, Guarantor and any of their principals, respectively.

20. Gender; Titles; Construction. Within this Guaranty, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Guaranty and not to any particular section, paragraph or provision.

21. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

22. Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement; and if the term "Guarantor" includes more than one person, the failure of any one or more such persons to execute a counterpart thereof shall not impair or affect the enforceability of this Guaranty against any person who does sign this Guaranty.

23. Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to guaranty by Guarantor of the Guaranteed Obligation and supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligation.

24. Drafted Jointly. The parties have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, there shall be no presumption or burden of proof which arises favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Guaranty.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of and dated October 15, 1996.


Address of Guarantor:            GUARANTOR:

9342 East Central                CANDLEWOOD HOTEL COMPANY, INC.,
Wichita, Kansas  67206           a Delaware corporation


                                 By: /s/ Warren D. Fix
                                   -------------------------------------------

                                 Name: Warren D. Fix
                                     -----------------------------------------

                                 Title: Executive Vice President
                                    ------------------------------------------


GUARANTY AGREEMENT (CANDLEWOOD WICHITA NORTHEAST-CANDLEWOOD, INC.)   PAGE 7